UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 25, 2005

                            SCHICK TECHNOLOGIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

    State of Delaware               000-22673               11-3374812
    (State or other jurisdiction    (Commission             (IRS Employer
    of incorporation)               File Number)            Identification No.)

                                30-00 47th Avenue
                        Long Island City, New York 11101

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-5765

                       (Former Name or Former Address, if
                           Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|   Pre-commencement   communication  pursuant  to  Rule  14d-2(b)  under  the
      Exchange Act (17 CFR 240.14d-2(b)

|_|   Pre-commencement   communication  pursuant  to  Rule  13e-4(c)  under  the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. AMENDMENT TO A MATERIAL DEFINITIVE AGREEMENT

      On September 25, 2005, the Board of Directors of Schick Technologies, Inc. ("Schick") resolved to amend the Schick Technologies, Inc. 1996 Stock Option Plan (the "Plan") to permit the grant of non-statutory stock options to employees of, and consultants to, any company, or any subsidiary of any company, the control of which Schick has agreed to acquire and to increase by 1,700,000 shares the maximum number of shares which may be issued under the Plan. Such amendment was adopted in furtherance of the transactions (the "Exchange") contemplated by the previously announced Exchange Agreement (the "Exchange Agreement"), dated as of September 25, 2005, by and among Schick, Sirona Holdings Luxco S.C.A. ("Luxco") and Blitz 05-118 GmbH ("Sirona") and is subject to stockholder approval. A copy of the amendment to the Plan is attached hereto as Exhibit 99.1.

      On September 25, 2005, the Registration Rights Agreement (the "Greystone Agreement"), dated as of December 27, 1999, by and among Schick, Greystone Funding Corporation, and Jeffrey T. Slovin, as a successor in interest to Greystone Funding Corporation, was amended. The amendment reflects, among other things, the registration rights to be granted to Luxco in connection with the Exchange Agreement and harmonizes the provisions of the Greystone Agreement, the DVI Agreement and the Registration Agreement to be entered into by Schick and Luxco pursuant to the Exchange Agreement. A copy of the amendment to the Greystone Agreement is attached hereto as Exhibit 99.2.

      On September 25, 2005, the Registration Rights Agreement ( the "DVI Agreement") dated as of March 15, 2000, by and among Schick, Greystone Funding Corporation, as successor in interest to DVI Financial Services, Inc., and Jeffrey T. Slovin, as a successor in interest to Greystone Funding Corporation, was amended. The amendment reflects, among other things, the registration rights to be granted to Luxco in connection with the Exchange Agreement and harmonizes the provisions of the DVI Agreement, the Greystone Agreement and the Registration Agreement to be entered into by Schick and Luxco pursuant to the Exchange Agreement. A copy of the amendment to the DVI Agreement is attached hereto as Exhibit 99.3.

Additional Information about the Exchange and Where to Find It

      In connection with the proposed Exchange, a proxy statement will be filed with the SEC by Schick. Shareholders of Schick are urged to read the Proxy Statement and any other relevant documents filed with the SEC because they will contain important information about Sirona, Schick and the proposed transaction. The final proxy statement will be mailed to shareholders of Schick. Investors will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Schick will be available free of charge from Schick Technologies, Inc., Attn: Legal Department, 30-00 47th Avenue, Long Island City, New York, 11101, Tel: (718) 937-5765.

      Schick Technologies, Inc. and its directors and executive officers and other members of its management and employees, may be deemed to be participants in the solicitation of proxies from shareholders of Schick in connection with the proposed transaction. Information about the directors and executive officers of Schick and their ownership of Schick stock is set forth in Schick's Annual Report on Form 10-K for the year ended March 31, 2005.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

      The information contained in the second and third paragraphs of Item 1.01 are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      Exhibit 99.1: Amendment to Schick Technologies, Inc. 1996 Stock Option Plan, dated September 25, 2005.

      Exhibit 99.2: Amendment to Registration Rights Agreement, by and among Schick, Greystone Funding Corporation, and Jeffrey T. Slovin, as a successor in interest to Greystone Funding Corporation, dated September 25, 2005.

      Exhibit 99.3: Amendment to Registration Rights Agreement, by and among Schick, Greystone Funding Corporation, as successor in interest to DVI Financial Services, Inc., and Jeffrey T. Slovin, as a successor in interest to Greystone Funding Corporation, dated September 25, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SCHICK TECHNOLOGIES, INC.
                                               (Registrant)

Date: September 28, 2005
                                        By: /s/ Zvi N. Raskin
                                           ------------------------------------
                                                Zvi N. Raskin
                                                Secretary and General Counsel